Exhibit 99.1

Notes to Footnote 2:

Mr. Bichara is Vice President of Atlas Venture
Associates V, Inc., the general partner of Atlas
Venture Associates V, L.P., which is the general partner of Atlas Venture Fund V, L.P., Atlas Venture
Parallel Fund V-A, C.V., Atlas Venture Parallel
Fund V-B, C.V. and Atlas Venture Entrepreneurs'
Fund V, L.P. In such capacity, he may be deemed to share voting and investment power with respect to the shares of Series A Convertible Preferred
Stock held by the persons listed in the table below, which also sets forth the number of shares of Common Stock issuable upon conversion of such shares. Each share of Series A Convertible
Preferred Stock is convertible into one share of Common Stock. The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.


Holder		Shares of Series A	Shares of Common
		Convertible Preferred	Stock Issuable Upon
		Stock held by the 	Conversion of the
		Holder			Series A Convertible
					Preferred Stock


Atlas Venture 	39,900			39,900
Entrepreneurs'
Fund III, L.P.

Atlas Venture 	1,835,100		1,835,100
Fund III,L.P.



Notes to Footnote 3:

Mr. Bichara is Vice President of Atlas Venture
Associates V, Inc., the general partner of Atlas
Venture Associates V, L.P., which is the general partner of Atlas Venture Fund V, L.P., Atlas
Venture Parallel Fund V-A, C.V., Atlas Venture
Parallel Fund V-B, C.V. and Atlas Venture
Entrepreneurs' Fund V, L.P. In such capacity, he may be deemed to share voting and investment power with respect to the shares of Series B
Convertible Preferred Stock held by the persons listed in the table below, which also sets forth the number of shares of Common Stock issuable upon conversion of such shares. Each share of Series B Convertible Preferred Stock is convertible into one share of Common Stock. The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.


Holder		Shares of Series B	Shares of Common
		Convertible Preferred	Stock Issuable Upon
		Stock held by the 	Conversion of the
		Holder			Series B Convertible
					Preferred Stock


Atlas Venture 	32,489			32,489
Entrepreneurs'
Fund III, L.P.

Atlas Venture 	1,494,256		1,494,256
Fund III, L.P.



Notes to Footnote 4:

Mr. Bichara is Vice President of Atlas Venture
Associates V, Inc., the general partner of Atlas
Venture Associates V, L.P., which is the general partner of Atlas Venture Fund V, L.P., Atlas Venture
Parallel Fund V-A, C.V., Atlas Venture Parallel
Fund V-B, C.V. and Atlas Venture Entrepreneurs'
Fund V, L.P. In such capacity, he may be deemed to share voting and investment power with respect to the shares of Series C Convertible Preferred
Stock held by the persons listed in the table below, which also sets forth the number of shares of Common
Stock issuable upon conversion of such shares.
Each share of Series C Convertible Preferred Stock is convertible into one share of Common Stock. The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.


Holder		Shares of Series C	Shares of Common
		Convertible Preferred	Stock Issuable Upon
		Stock held by the 	Conversion of the
		Holder			Series C Convertible
					Preferred Stock

Atlas Venture 	13,112			13,112
Entrepreneurs'
Fund III, L.P.

Atlas Venture 	6,117			6,117
Entrepreneurs'
Fund V, L.P.

Atlas Venture 	603,085			603,085
Fund III, L.P.

Atlas Venture 	367,464			367,464
Fund V, L.P.

Atlas Venture	45,645			45,645
Parallel
Fund V-A, C.V.

Atlas Venture 	45,645			45,645
Parallel
Fund V-B, C.V.



Notes to Footnote 5:

Mr. Bichara is Vice President of Atlas Venture
Associates V, Inc., the general partner of Atlas
Venture Associates V, L.P., which is the general partner of Atlas Venture Fund V, L.P., Atlas Venture
Parallel Fund V-A, C.V., Atlas Venture Parallel
Fund V-B, C.V. and Atlas Venture Entrepreneurs'
Fund V, L.P. In such capacity, he may be deemed to share voting and investment power with respect to the shares of Series D Convertible Preferred
Stock held by the persons listed in the table below, which also sets forth the number of shares of Common
Stock issuable upon conversion of such shares. Each share of Series D Convertible Preferred Stock is convertible into one share of Common Stock. The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.


Holder		Shares of Series D	Shares of Common
		Convertible Preferred	Stock Issuable Upon
		Stock held by the 	Conversion of the
		Holder			Series D Convertible
					Preferred Stock

Atlas Venture 	2,606			2,606
Entrepreneurs'
Fund III, L.P.

Atlas Venture 	186			186
Entrepreneurs'
Fund V, L.P.

Atlas Venture 	119,833			119,833
Fund III, L.P.

Atlas Venture 	11,198			11,198
Fund V, L.P.

Atlas Venture 	1,391			1,391
Parallel
Fund V-A, C.V.

Atlas Venture 	1,391			1,391
Parallel
Fund V-B, C.V.